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                                                                    Exhibit 10.6

                             TRUE TEMPER CORPORATION



                             1998 STOCK OPTION PLAN






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                             TRUE TEMPER CORPORATION
                             1998 STOCK OPTION PLAN


                                    1 ARTICLE

                                 PURPOSE OF PLAN

     The 1998 Stock Option Plan (the "Plan") of True Temper Corporation (the "Company"), adopted by the Board of Directors and shareholders of the Company effective September 30, 1998, is intended to advance the best interests of the Company by providing executives and other key employees of the Company or any Subsidiary (as defined below) who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act") and, unless and until the Common Stock (as defined below) is publicly traded, the issuance of stock purchase options ("Options") and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                                    1 ARTICLE

                                   DEFINITIONS

     For purposes of the Plan the following terms have the indicated meanings:

     "Authorization Date" has the meaning ascribed thereto in Section 5.9(a) hereof.

     "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.


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     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Election Notice" has the meaning ascribed thereto in Section 5.9(b) hereof.

     "Fair Market Value" The term "Fair Market Value" of each share of Common Stock shall mean the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 PM, Eastern Time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive trading days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board of Directors based on such factors as it determines, whether on its own or in consultation with its advisors, to be relevant to determining the valuation of the Common Stock (but in any event, without taking into account the lack of liquidity and minority position of the Common Stock subject to repurchase).

     "Measurement Date" means the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     "Option Agreement" has the meaning set forth in Section 6.1 hereof.

     "Option Shares" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in the Participant's Option


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Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

     "Options" has the meaning set forth in the preamble hereof.

     "Participant" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

     "Permitted Transferee" means those persons to whom the Participant is authorized (1) pursuant to Section 5.9, to transfer Option Shares, or (2) pursuant to Section 6.3, to transfer Options.

     "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity.

     "Plan" has the meaning set forth in the preamble hereof.

     "Qualified Initial Public Offering" means an initial public offering of shares of the Common Stock underwritten by an investment banking firm or firms of national reputation (i) providing aggregate gross proceeds (before deducting underwriting discounts, commissions and expenses) to the Company of at least $50,000,000 and (ii) at a public offering price that represents an aggregate valuation of the fully-diluted Common Stock immediately prior to such offering of at least $100,000,000.

     "Repurchase Notice" has the meaning ascribed thereto in Section 5.8(b) hereof.

     "Repurchase Option" has the meaning ascribed thereto in Section 5.8(a) hereof.

     "Right of First Refusal" has the meaning ascribed thereto in Section 5.9(b) hereof.

     "Sale Notice" has the meaning ascribed thereto in Section 5.9(a) hereof.

     "Sale of the Company" means the sale of the Company to any Third Party or Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securities Act" has the meaning ascribed thereto in Article 1 hereof.


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     "Shareholders Agreement" means the Shareholders Agreement dated as of
September 30, 1998 by and among the Company, True Temper Sports LLC, Emhart Industries, Inc. and other holders of the Company's capital stock.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

     "Termination Date" shall mean the date upon which such Participant's employment with the Company and all of its Subsidiaries terminated.

     "Third Party" means any Person which is not an Affiliate of the Company.

     "Withholding Amount" has the meaning ascribed thereto in Section 5.4(a) hereof.


                                    1 ARTICLE

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate,
(iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.



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                                    1 ARTICLE

                         LIMITATION ON AGGREGATE SHARES

     The number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, 1,020,679 shares, subject to adjustment in accordance with Section 6.4. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                                    1 ARTICLE

                                     AWARDS

1.1 GRANT OF OPTIONS. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision as specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or any Subsidiary), unless such incentive stock option shall at the time of grant (a) have a termination date not later than the fifth anniversary of the issuance date and (b) have an exercise price per share equal to at least 110% of the Fair Market Value of a share of Common Stock on the date of grant. The exercise price per share of Common Stock under each Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the exercise price per share of Common Stock under each incentive stock option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.4). Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that any option intended to be an incentive stock option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options (but not nonqualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.


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1.1 EXERCISE PROCEDURE.  Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) if approved by the Committee prior to exercise (or in the case of an incentive stock option, if approved by the Committee in the Option Agreement) by delivery of a full recourse promissory note of the Participant bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code, (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below provided the Participant has held such Common Stock at least six months prior to exercise of the Option, or (iv) in a combination of the foregoing.
1.2
1.3 EXCHANGE OF PREVIOUSLY ACQUIRED STOCK. The Committee, in its discretion and subject to such conditions as the Committee may determine, may permit the exercise price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of Common Stock. Any Common Stock so delivered shall be treated as the payment of cash equal to the aggregate Fair Market Value on the date of delivery of such Common Stock. In the case of incentive stock options, the Committee shall specify in the Option Agreement whether the option holder may satisfy the exercise price with respect to shares of Common Stock purchased upon exercise of such Option by delivering to the Company shares of previously acquired Common Stock.
1.4
1.5 WITHHOLDING TAX REQUIREMENTS.
1.6
(a) AMOUNT OF WITHHOLDING. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.
(b)
(c) WITHHOLDING PROCEDURE. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock, otherwise issuable upon the exercise of an Option, having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market


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Value in excess of the minimum Withholding Amount but not in excess of the
Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section
5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld; and at its election the Company may condition the transfer of any shares issued upon exercise of an incentive stock option upon receipt of such payment.
(d)
1.7 NOTIFICATION OF INQUIRIES AND AGREEMENTS. Each Participant and each Permitted Transferee shall notify the Company in writing within 10 days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) exercises, sells, disposes of, or otherwise transfers (other than to a Permitted Transferee) an Option acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.
1.8
1.9 CONDITIONS AND LIMITATIONS ON EXERCISE. At the discretion of the Committee, exercised at the time of grant, Options may vest, in one or more installments, upon (i) the fulfilment of certain conditions, (ii) the passage of a specified period of time, (iii) the occurrence of certain events and/or
(iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the Options shall become immediately vested and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date (the "Designated Date") or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options. The Company shall give all Participants notice of an impending Sale of the Company at least 15 days prior to the date of such Sale of the Company or the Designated Date, whichever is earlier.
1.10


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1.11 EXPIRATION OF OPTIONS.
1.12
(a) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

(a) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Any part of any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised on the thirtieth (30th) day (one year, if termination is caused by the Participant's death or disability) following the Termination Date, but in no event after the stated date of expiration thereof.

1.1 RIGHT TO PURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT.
1.2
     (a) REPURCHASE RIGHT. In the event a Participant's employment with the Company is terminated for any reason, the Option Shares (whether held by such Participant or one or more transferees and including any Option Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 5.8 (the "Repurchase Option") at a price per share equal to the Fair Market Value thereof determined as of the Termination Date.

     (b) REPURCHASE NOTICE. The Board may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to the holder or holders of the Option Shares within 180 days after the Termination Date (or if termination is caused by the Participant's death or disability, 180 days after the expiration of the Options held by such Participant). The Repurchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (c) CLOSING OF REPURCHASE. The closing of the repurchase transaction will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 45 days nor less than 10 days after the delivery of such notice. The Company will pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivering, at the option of the Company to such Participant and/or the other holder(s), (1) a check in the amount of the aggregate sale price of the Option Shares to be repurchased or
(2) if the aggregate consideration to be paid to such holder(s) of Option Shares exceeds $50,000, a check in the amount of 20% of the aggregate sale price of the Option Shares to be repurchased and a subordinated promissory note in a principal amount equal to the remainder of the aggregate sale price, bearing interest at a floating rate of interest equal to the prime rate as stated from time to time by Chemical Bank or any successor thereto, and payable, as to principal and interest, in four equal annual installments on the first four anniversaries of the closing of such repurchase; provided that if the Company determines that withholding tax is required with respect to the exercise of a Repurchase Option, the Company shall withhold an amount equal to such


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withholding tax from the purchase price.  At the closing, the Participant and each other seller will deliver the certificates representing the Option Shares to be sold duly endorsed in form for transfer to the Company or its designee, and the Company will be entitled to receive customary representations and warranties from the Participant and the other sellers regarding title to the Option Shares.

1.1 RESTRICTIONS ON TRANSFER.
1.2
(a) RESTRICTIONS. A Participant may not sell, pledge or otherwise transfer any interest in any Option Shares except pursuant to the provisions of this Section
5.9. At least 60 days prior to making any transfer, the Participant proposing such transfer shall deliver a written notice (the "Sale Notice") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such Participant (and such Participant's transferees) shall not consummate any such transfer until 60 days after the Sale Notice has been delivered to the Company, unless the Company has notified such Participant in writing that it will not exercise its rights under this Section 5.9. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

     (b) REPURCHASE OPTION. The Company may elect to purchase all or any portion of the Option Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice (the "Right of First Refusal") by delivering a written notice of such election to such Participant within 30 days after the receipt of the Sale Notice by the Company (the "Election Notice"). If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, such Participant may transfer the Option Shares not purchased by the Company to the prospective transferee(s) as specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Option Shares not so transferred within such 60-day period must be reoffered to the Company in accordance with the provisions of this Section 5.9 in connection with any subsequent proposed transfer.

     (c) EXCEPTIONS. The restrictions contained in this Section 5.9 will not apply with respect to transfers of Option Shares pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this paragraph will continue to be applicable to the Option Shares after any such transfer and the transferees of such Option Shares have agreed in writing to be bound by the terms and provisions of this Plan and the Option grant, as amended from time to time.

1.1 TERMINATION OF RESTRICTIONS. The rights and obligations set forth in Sections 5.8 and 5.9 hereof will terminate upon the earlier of (A) the consummation by the Company of a Qualified Initial Public Offering or (B) the sale of Option Shares in accordance with the terms and conditions of Section
5.9 (except for a transfer pursuant to Section 5.9 (c)); provided that with respect to clause (B) above, such rights and obligations shall terminate only with respect to those Option Shares sold.


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1.2
1 ARTICLE
2
                               GENERAL PROVISIONS

1.1 WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

1.1 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.
1.2
1.3 OPTIONS NOT TRANSFERRABLE. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.


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1.1 ADJUSTMENTS.  In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust (1) the number and type of shares as to which options may be granted under the Plan,
(2) the number and type of shares covered by outstanding Options, (3) the exercise prices specified therein and (4) other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

1.1 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.
1.2
1.3 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.
1.4
1.5 AMENDMENT OF OUTSTANDING OPTIONS. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant provided further, that the Committee may accelerate the expiration of any outstanding option if the Committee determines that such modification is necessary or desirable in order to facilitate the sale of the Company and any such acceleration provides the participant reasonable time to exercise outstanding Options prior to such expiration.
1.6
1.7 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a


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judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.9 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.
1.8
1.9 RESTRICTED SECURITIES. All Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.
1.10
1.11
                             *    *    *    *    *


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